UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CANO HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Preliminary Copy

22338 Cano Health, Inc. Preliminary Proxy Card - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CANO HEALTH, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June [•], 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
http://www.cstproxy.com/canohealth/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL CLASS II DIRECTOR NOMINEES UNDER PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.

Please mark your votes like this **X**

1. Election of Class II Directors:
   (1) Dr. Alan Muney
   (2) Kim M. Rivera

   FOR all Nominees listed to the left ☐ | WITHHOLD AUTHORITY to vote (except as marked to the contrary) for all nominees listed to the left ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above).

2. To approve, on an advisory basis, the compensation of our named executive officers for the 2022 fiscal year. FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To vote on the amendment to the Company's Certificate of Incorporation to effect the Reverse Stock Split. FOR ☐ AGAINST ☐ ABSTAIN ☐

4. To ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023. FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature__________ Signature, if held jointly__________ Date________, 2023

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

22338 Cano Health, Inc. Preliminary Proxy Card—Back
To view the 2023 Proxy Statement, 2022 Annual Report and to Attend the Annual Meeting, please go to: http://www.cstproxy.com/canohealth/2023
ï³ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ï³
PROXY
CANO HEALTH, INC.
The undersigned appoints Marlow Hernandez and Brian Koppy, and each of them as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Cano Health, Inc. held of record by the undersigned at the close of business on May 8, 2023 at the Annual Stockholders’ Meeting of Cano Health, Inc. to be held on June [XX], 2023, or at any adjournment thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
(Continued, and to be marked, dated and signed, on the other side)